Certain confidential information contained in this document, marked by “[***]”, has been omitted because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.
EXECUTION COPY
JOINT OMNIBUS AMENDMENT NO. 4 TO THE SERIES 2017-VF1 REPURCHASE AGREEMENT, AMENDMENT NO. 2 TO THE SERIES 2021-PIAVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 3 TO THE SERIES 2021-SAVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 6 TO THE SERIES 2017-VF1 PRICING SIDE LETTER AND AMENDMENT NO. 4 TO THE SERIES 2021-PIAVF1 PRICING SIDE LETTER AND SERIES 2021-SAVF1 PRICING SIDE LETTER
This JOINT OMNIBUS AMENDMENT NO. 4 TO THE SERIES 2017-VF1 REPURCHASE AGREEMENT, AMENDMENT NO. 2 TO THE SERIES 2021-PIAVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 3 TO THE SERIES 2021-SAVF1 REPURCHASE AGREEMENT, AMENDMENT NO. 6 TO THE SERIES 2017-VF1 PRICING SIDE LETTER, AMENDMENT NO. 4 TO THE SERIES 2021-PIAVF1 PRICING SIDE LETTER AND THE SERIES 2021-SAVF1 PRICING SIDE LETTER (cumulatively, this “Amendment”), is entered into as of November 1, 2023, by and among ATLAS SECURITIZED PRODUCTS, L.P., as administrative agent (the “Administrative Agent”), NEXERA HOLDING LLC (“Nexera”), as buyer (the “Buyer”), and LOANDEPOT.COM, LLC (“loanDepot”), as seller (the “Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreements (as defined herein).
W I T N E S S E T H:
WHEREAS, the Administrative Agent, the Buyer and the Seller have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of August 31, 2022, Amendment No. 3, dated as of March 16, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Repurchase Agreement”) and the related Eighth Amended and Restated Pricing Side Letter, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of August 31, 2022, Amendment No. 2, dated as of October 24, 2022, Amendment No. 3, dated as of December 30, 2022, Amendment No. 4, dated as of March 16, 2023, Amendment No. 5, dated as of April 28, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Pricing Side Letter”), that certain Master Repurchase Agreement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of March 16, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Repurchase Agreement”) and the related Pricing Side Letter, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of August 31, 2022, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of April 28, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Pricing Side Letter”), and that certain Master Repurchase Agreement, dated as of February 10, 2022 (as amended by Amendment No. 1, dated as of March 16, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Repurchase Agreement,” and together with the Series 2017-VF1 Repurchase Agreement and the Series 2021-SAVF1 Repurchase Agreement, the “Repurchase Agreements”), and the related Pricing Side Letter, dated as of February 10, 2022 (as amended by Amendment No. 1, dated as of August 31, 2022, Amendment No. 2, dated as of March 16, 2023, Amendment No. 3, dated as of April 28, 2023, and this Amendment, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Pricing Side Letter,” and together with the Series 2017-VF1 Pricing Side Letter and the Series 2021-SAVF1 Pricing Side Letter, the “Pricing Side Letters”);

WHEREAS, the Administrative Agent, Buyer and Seller have agreed, subject to the terms and conditions of this Amendment, that the Repurchase Agreements and the Pricing Side Letters be amended on the date hereof to reflect certain agreed upon revisions to the terms of the Repurchase Agreements and the Pricing Side Letters;
WHEREAS, loanDepot GMSR Master Trust, as issuer (the “Issuer”), Citibank, N.A., as indenture trustee (in such capacity, the “Indenture Trustee”), as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), loanDepot, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), the Administrative Agent and Pentalpha Surveillance LLC, as credit manager, are parties to that certain Second Amended and Restated Base Indenture, dated as of November 15, 2021, as amended by Amendment No. 1, dated as of February 10, 2022 (as may be further amended, restated, supplemented, or otherwise modified from time to time, the “Base Indenture”), as supplemented by the Amended and Restated Series 2017-VF1 Indenture Supplement, dated as November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of April 28, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2017-VF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, the Series 2021-SAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and Amendment No. 2, dated as of April 28, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-SAVF1 Indenture Supplement”), and the Series 2021-PIAVF1 Indenture Supplement, dated as of November 15, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, Amendment No. 2, dated as of April 28, 2023, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-PIAVF1 Indenture Supplement”);
WHEREAS, pursuant to Section 10.3(g)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, loanDepot shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and
WHEREAS, the Repurchase Agreements and the Pricing Side Letters are Transaction Documents.
NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Administrative Agent, the Seller and the Buyer agree as follows:
SECTION 1.Amendments to the Repurchase Agreements.
(a)Section 1.01 of each Repurchase Agreement is hereby amended by deleting the definitions of “Mortgage Loan Repurchase Agreement” and “MLRA Pricing Side Letter” in their entirety
(b)Section 1.01 of each Repurchase Agreement is hereby amended by removing the reference to “Mortgage Loan Repurchase Agreement under the definition of “Other Repurchase Agreements” in its entirety.

(c)Section 6.25(b) of each Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:
(b)    Officer’s Certificates. Seller will furnish to Buyer, at the time Seller furnishes each set of financial statements pursuant to Section 6.25(a)(iii)(1), (2) or (3) above, an Officer’s Compliance Certificate of Seller in the form of Exhibit A to the Pricing Side Letter.
(d)Clause (i) of Section 7.01(b) of each Repurchase Agreement is hereby amended by deleting in its entirety and replacing it with the following:
(i) An Event of Default (as defined in the Indenture) has occurred and is continuing under the Indenture or an Event of Default (as defined in each Other Repurchase Agreement) has occurred and is continuing under any Repurchase Document or
(e)Section 10.05 of each Repurchase Agreement is hereby amended by deleting the below notice address in its entirety:

loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: [***]
Phone Number: [***]
Email: [***]
SECTION 2.Amendments to the Pricing Side Letters.
(a)Each Pricing Side Letter is hereby amended by deleting the below notice address in its entirety:

loanDepot.com, LLC
6561 Irvine Center Drive
Irvine, CA 92618
Attention: [***]
Phone Number: [***]
Email: [***]
(b)Section 1 of each Pricing Side Letter is hereby amended by adding the below definitions of “Adjusted Tangible Net Worth,” “Cash Equivalent,” “Net Income,” “Net Worth,” “Restricted Cash” and “Test Period” in proper alphabetical order.
“Adjusted Tangible Net Worth” means [***].
“Cash Equivalent” means [***].
“Net Income” means [***].
“Net Worth” means [***].
“Restricted Cash” means [***].

    “Test Period” means any prior calendar quarter.
(c)Section 1 of the Series 2017-VF1 Pricing Side Letter is hereby amended by deleting the definitions of “Maximum Purchase Price,” “Purchase Price Percentage” and “Termination Date” in their entirety and replacing them with the following:
“Maximum Purchase Price” means an amount equal to $175,000,000 minus the aggregate outstanding Purchase Price under the Series 2021-PIAVF1 Repurchase Agreement and the Series 2021-SAVF1 Repurchase Agreement.
“Purchase Price Percentage” means [***]% with respect to the Note.
“Termination Date” means the earliest to occur of: (a) January 30, 2024 or such later date as determined pursuant to Section 4 hereof; (b) the date on which the Obligations first become immediately due and payable pursuant to Section 7.03 of the Series 2017-VF1 Repurchase Agreement; (c) the date of termination of the Indenture; and (d) the date selected by Seller pursuant to Section 2.15 of the Series 2017-VF1 Repurchase Agreement upon exercise of the Seller Termination Option.
(d)Section 1 of the Series 2017-VF1 Pricing Side Letter is hereby amended by deleting the definitions of “Actual Seller Equity,” “MLRA Pricing Side Letter” and “Mortgage Loan Repurchase Agreement” in their entirety.
(e)Section 2 of the Series 2017-VF1 Pricing Side Letter is hereby amended by deleting it in its entirety and replacing it with the following:
Section 2.    Financial Covenants.
2.1    Adjusted Tangible Net Worth. [***].
2.2    Indebtedness to Adjusted Tangible Net Worth. [***].
2.3    Maintenance of Liquidity. [***].
2.4    Maintenance of Profitability. [***].
2.6    [***].
(f)Section 5 of the Series 2017-VF1 Pricing Side Letter is hereby amended by deleting in its entirety and replacing it with the following:
Section 5.    Facility Fee. The Seller shall pay the Buyer the Facility Fee of $[***] on November 1, 2023. The Facility Fee shall be fully earned on November 1, 2023 and non-refundable when paid.
(g)The Series 2017-VF1 Pricing Side Letter is hereby amended by adding Exhibit A attached hereto as Exhibit A.
(h)Section 1 of the Series 2021-SAVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Maximum Purchase Price,” “Purchase Price Percentage” and “Termination Date” in their entirety and replacing them with the following:

“Maximum Purchase Price” means an amount equal to $175,000,000 minus the aggregate outstanding Purchase Price under the Series 2017-VF1 Repurchase Agreement and the Series 2021-PIAVF1 Repurchase Agreement.
“Purchase Price Percentage” means [***]% with respect to the Note.
“Termination Date” means the earliest to occur of: (a) January 30, 2024 or such later date as determined pursuant to Section 4 hereof; (b) the date on which the Obligations first become immediately due and payable pursuant to Section 7.03 of the Series 2021-SAVF1 Repurchase Agreement; (c) the date of termination of the Indenture; and (d) the date selected by Seller pursuant to Section 2.15 of the Series 2021-SAVF1 Repurchase Agreement upon exercise of the Seller Termination Option.
(i)Section 1 of the Series 2021-SAVF1 Pricing Side Letter is hereby amended by deleting the definitions of “MLRA Pricing Side Letter” and “Mortgage Loan Repurchase Agreement” in their entirety.
(j)Section 2 of the Series 2021-SAVF1 Pricing Side Letter is hereby amended by deleting it in its entirety and replacing it with the following:
Section 2.    Financial Covenants.
2.1    Adjusted Tangible Net Worth. [***].
2.2    Indebtedness to Adjusted Tangible Net Worth. [***].
2.3    Maintenance of Liquidity. [***].
2.4    Maintenance of Profitability. [***].
2.6    [***].
(k)The Series 2021-SAVF1 Pricing Side Letter is hereby amended by adding Exhibit A attached hereto as Exhibit B.
(l)Section 1 of the Series 2021-PIAVF1 Pricing Side Letter is hereby amended by deleting the definitions of “Maximum Purchase Price” and “Termination Date” in their entirety and replacing them with the following:
“Maximum Purchase Price” means an amount equal to $175,000,000 minus the aggregate outstanding Purchase Price under the Series 2021-SAVF1 Repurchase Agreement and the Series 2017-VF1 Repurchase Agreement.
“Termination Date” means the earliest to occur of: (a) January 30, 2024 or such later date as determined pursuant to Section 4 hereof; (b) the date on which the Obligations first become immediately due and payable pursuant to Section 7.03 of the Series 2021-PIAVF1 Repurchase Agreement; (c) the date of termination of the Indenture; and (d) the date selected by Seller pursuant to Section 2.15 of the Series 2021-PIAVF1 Repurchase Agreement upon exercise of the Seller Termination Option.

(m)Section 1 of the Series 2021-PIAVF1 Pricing Side Letter is hereby amended by deleting the definitions of “MLRA Pricing Side Letter” and “Mortgage Loan Repurchase Agreement” in their entirety.
(n)Section 2 of the Series 2021-PIAVF1 Pricing Side Letter is hereby amended by deleting it in its entirety and replacing it with the following:
Section 2.    Financial Covenants.
2.1    Adjusted Tangible Net Worth. [***].
2.2    Indebtedness to Adjusted Tangible Net Worth. [***].
2.3    Maintenance of Liquidity. [***].
2.4    Maintenance of Profitability. [***].
2.6    [***].
(o)The Series 2021-PIAVF1 Pricing Side Letter is hereby amended by adding Exhibit A attached hereto as Exhibit C.
SECTION 3.Consent. Each of the Buyer, Seller and the Administrative Agent hereby consent to this Amendment and acknowledges and agrees that the amendments effected by this Amendment shall become effective on the date hereof.
SECTION 4.Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the latest to occur of execution and delivery of this Amendment by all parties hereto on the date hereof.
SECTION 5.No Default; Representations and Warranties. To induce Buyer to provide the amendments set forth herein, the Seller hereby represents, warrants and covenants that:
(a)no Event of Default has occurred and is continuing on the date hereof; and
(b)Seller’s representations and warranties contained in each Repurchase Agreement and Pricing Side Letter are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.
SECTION 6.Single Agreement. Except as expressly amended and modified by this Amendment, all of the terms and conditions of each Repurchase Agreement and Pricing Side Letter shall continue to be, and shall remain, in full force and effect and are hereby reaffirmed.
SECTION 7.Severability. Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.
SECTION 8.GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT

OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF (WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.
SECTION 9.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention.
[Signatures appear on the following pages]

IN WITNESS WHEREOF, the undersigned have caused this Amendment to be duly executed as of the date first above written.
NEXERA HOLDING LLC, as Buyer

By: /s/ Steve Abreu
Name: Steve Abreu
Title: CEO

[LD GMSR – Omnibus Joint Amendments to the Repurchase Agreements and the Pricing Side Letters]

ATLAS SECURITIZED PRODUCTS, L.P., as Administrative Agent

By: Atlas Securitized Products GP, LLC, its general partner

By: /s/ Dominic Obaditch
Name: Dominic Obaditch
Title: Managing Director

[LD GMSR – Omnibus Joint Amendments to the Repurchase Agreements and the Pricing Side Letters]

LOANDEPOT.COM, LLC,
as Seller

By: /s/ David Hayes
Name: David Hayes
Title: CFO

[LD GMSR – Omnibus Joint Amendments to the Repurchase Agreements and the Pricing Side Letters]

[LD GMSR – Omnibus Joint Amendments to the Repurchase Agreements and the Pricing Side Letters]

Exhibit A
[***]
Exhibit A

Exhibit B
[***]

Exhibit B

Exhibit C
[***]
Exhibit C